UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2006

Cholestech Corporation
(Exact name of registrant as specified in its charter)

California	000-20198	94-3065493

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3347 Investment Boulevard
Hayward, California 94545
(Address of principal executive offices, including zip code)
(510) 732-7200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition
     On May 10, 2006, Cholestech Corporation (“Cholestech”) is issuing a press release and holding a conference call regarding its financial results for the fourth quarter and fiscal year ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Use of Non-GAAP Financial Measures
     To supplement its consolidated financial statements presented in accordance with GAAP, Cholestech uses a non-GAAP measure, pro forma net income, which is adjusted from results based on GAAP to exclude expenses incurred in connection with Cholestech’s transaction with Boule Diagnostics International AB in November 2005. Further details about these charges can be found in the press release.
     Net income excluding certain operating expenses is provided to enhance investors’ overall understanding of Cholestech’s operational performance, current financial performance and its prospects for the future. Specifically, Cholestech believes this non-GAAP financial measure provides useful information to both management and investors by excluding certain operating expenses that Cholestech believes are not indicative of its core operating results. In addition, since Cholestech has reported similar non-GAAP information to the investment community in the past, Cholestech believes the inclusion of the non-GAAP financial measure provides consistency in its financial reporting. Further, non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States. The non-GAAP information Cholestech provides may be different from the non-GAAP information provided by other companies.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cholestech Corporation dated May 10, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOLESTECH CORPORATION
By:	/s/ John F. Glenn
John F. Glenn
Vice President of Finance and Chief Financial Officer

Date: May 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cholestech Corporation dated May 10, 2006